Prospectus Supplement

October 17, 1997*
IDS Global Growth Fund (Dec. 30, 1996) S-6334 K (12/96)
IDS Life Series Fund, Inc.
         IDS Life International Equity Portfolio (June 27, 1997)
          S-6194 V (6/97)
          S-6171 W (6/97)
          S-6196 E (6/97)

The "Portfolio manager" sections of the above prospectuses are revised to delete the references to Richard Lazarchic and to add the following:

Portfolio manager

John O'Brien joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Asset Management International Inc. He became portfolio manager of World Growth Portfolio and IDS Life International Equity Portfolio in September 1997.












S-6205A (10/97)
*Valid until next prospectus update

Destroy June 29, 1998